UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2005

UNITED COMMUNITY BANKSHARES OF FLORIDA, INC.

(Exact name of registrant as specified in charter)

Florida	N/A	04-3691059

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1411 Edgewater Drive, Suite 100, Orlando, Florida	32804

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 712-6151

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 — Securities and Trading Market
Item 3.02 Unregistered Sales and Equity
Item 9.01 Financial Statements and Exhibits
SIGNATURE

Section 3 — Securities and Trading Market

Item 3.02 Unregistered Sales and Equity

(a)	On March 2, 2005, United Community Bankshares of Florida, Inc. (the “Company”) sold 1,537,222 shares of its common stock in a private placement transaction at $14.00 per share in cash or $21,521,108 in the aggregate (before deduction of offering expenses). No underwriting discounts or commissions were paid by the Company in connection with the sale of shares. The shares were sold in reliance on the exemption contained in Section 4(2) of the Securities Act of 1933, without any advertising or general solicitation. The shares were offered by officers and directors of the Company, none of whom received a commission for such sales.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None

(b)	Pro forma financial Information. None

(c)	Exhibits. None

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKSHARES OF FLORIDA, INC.

	By:	/s/ David G. Powers

David G. Powers President and Chief Executive Officer

Date: March 2, 2005